SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 25, 2002

                               PROVIDIAN FINANCIAL
                                  CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-12897                          94-2933952
      (State or Other            (Commission File               (I.R.S. Employer
      Jurisdiction of                Number)                 Identification No.)
      Incorporation)

201 Mission Street, San Francisco, California                              94105
(Address of Principal Executive Offices)                              (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 543-0404

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.       REGULATION FD DISCLOSURE.

On March 25, 2002, Warren Wilcox, Vice Chairman, Planning and Marketing, of Providian Financial Corporation (the "Company"), spoke at the Banc of America Securities financial services conference held in New York, New York. A copy of his presentation is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in this Report.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROVIDIAN FINANCIAL CORPORATION



                                    By:  /s/ R.C. Rowe
                                         ----------------------------------
                                    Name:    Robert C. Rowe
                                    Title:   Senior Vice President


Dated:  March 25, 2002


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                                  Exhibit Index

             Exhibit Number                      Description

                  99.1                   March 25, 2002 Presentation



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